UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

FIRST STATE GLOBAL LISTED

INFRASTRUCTURE FUND

CLASS I

SEMI-ANNUAL REPORT

April 30, 2018

First State Global Listed Infrastructure Fund

April 30, 2018

Dear Shareholder,

We are pleased to present the Semi-Annual Report for the First State Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal period from November 1, 2017 to April 30, 2018.

The Fund’s total return, net of fees, for this six month period was -3.94%, compared to -2.32% for the FTSE Global Core Infrastructure 50/50 Index, the Fund’s benchmark index. For reference purposes, the MSCI World Index had a net, total return of 3.40% for the same six month period.

The Fund provides investors with exposure to a broad range of global listed infrastructure assets, including toll roads, airports, ports, railroads, utilities, pipelines, energy storage and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which can provide investors with inflation-protected income and steady capital growth.

Over the long run, global listed infrastructure has provided investors with most of the upside in rising equity markets, whilst offering protection from falling ones. This pattern of performance is underpinned by listed infrastructure assets’ consistently strong pricing power, predictable cash flows, and relative immunity to economic cycles. These factors tend to support infrastructure earnings at times when more cyclical businesses can struggle.

During the fiscal period November 1, 2017 through April 30, 2018, bond yields rose significantly and broad changes were made to the U.S. tax system. In this environment, global listed infrastructure underperformed, lagging global equities, and declining in absolute terms. The sharp rise in U.S. Treasury yields resulted in a clear sector rotation from defensives (including utilities) to cyclicals. While this period was challenging for utilities, they offer strong defensive characteristics through a full economic cycle, and can be a good source of income.  We believe they are key to the construction of a sensibly diversified listed infrastructure portfolio.

This rotation out of utilities was amplified by the approval of U.S. corporate tax cuts by both houses of Congress in December 2017. Regulated utilities do not benefit from the changes, as they pass through tax cuts to customers over time, through lower rates. Other important and U.S.-centric infrastructure sectors, namely pipelines and tower companies, are not expected to pay tax for many years. In contrast, other sectors of the market enjoyed material earnings upgrades from the tax cuts. This, together with synchronised global growth, drove strong performance for many global equity funds.

The best performing Fund holdings over the fiscal period from November 1, 2017 through April 30, 2018, included volume-sensitive infrastructure companies such as railroads and tollroads. U.S. freight rail stocks rallied as tax cuts were approved. These stocks are typically full tax payers with large capital investment needs and low leverage, making them key beneficiaries of the changes. Overseas, business confidence and buoyant tourism saw East Japan Railway Co. and Central Japan Railway Co.’s passenger rail networks deliver solid earnings results.

European toll roads such as Vinci SA (France), Abertis Infrastructure SA (Spain) and Atlantia SpA (Italy) gained as robust volume growth underpinned healthy earnings numbers. The prospect of corporate takeover activity highlighted the value being ascribed to these long life assets, and added further support.

Detractors from performance (in addition to the challenging environment for utilities) included Brazil toll road, CCR SA, which fell after media reports emerged that the firm had been cited in a plea bargain from an anti-corruption probe regarding overpriced sponsorship contracts. CCR SA, which denies the allegations, has established an independent committee to conduct a “thorough and meticulous” investigation into the issue. Owing to the volatility that can accompany emerging market (“EM”) stocks, the Fund typically limits its EM exposure to between 5% and 10% of the portfolio.

A holding in Californian electric utility, PG&E Corp., also weighed on the Fund’s returns. The stock fell after suspending its dividend in December 2017, citing uncertainty over its potential liability for an outbreak of devastating wildfires in its Northern California service territory. At current levels, the market appears to be pricing in a worst case scenario for the stock.

The Fund’s pipeline holdings delivered mixed returns. Plains All American Pipeline, LP and Enterprise Products Partners, LP were buoyed by rising production levels in west Texas’ Permian Basin. However a decision in March 2018 by the U.S. Federal Energy Regulatory Commission to adjust the way that energy infrastructure companies calculate regulated tariffs weighed on Enbridge, Inc. and Kinder Morgan, Inc.

Positioning
We manage the Fund using a disciplined, bottom-up investment process with an equal emphasis on quality and value, which aims to identify mispricing. As a result, portfolio positioning tends to be an outcome of stock selection.

Toll roads remain the Fund’s largest sector overweight, compared to its benchmark index. These are high quality companies with stable cash flows, high operating margins and effective barriers to entry. European toll roads are currently going through an earnings upgrade cycle, as improving economic conditions support consistent volume growth in France, Spain and Italy. Peers in China and Brazil operate high growth toll roads with well-established concession agreements, providing an essential service to some of the world’s most densely populated areas.

The Fund holds positions in several North American energy pipeline stocks. Despite improving fundamentals and a back-to-basics approach focused on sensible growth expectations, the sector has been out of favour. This has provided an opportunity for the Fund to build positions in companies that own unique and long life energy infrastructure networks, and which have traded down to appealing valuation multiples.

The Fund is also overweight railroads. Japanese passenger rail companies run large-scale rail networks with stable customer volumes. These companies were somewhat overlooked as investors focused on higher beta areas of the market in 2017. They are now trading at attractive levels, while a healthy economic backdrop offers the potential for earnings upgrades.

On a more cautious note, the Fund remains underweight airports and some U.S. utilities, which continue to trade at valuations that we find difficult to justify based on company fundamentals.

Conclusion
Our outlook for the Fund is more positive following the recent pullback.  Key risks for listed infrastructure investors include (1) a sharp rise in interest rates and (2) political and regulatory interference.  Both risks have been at the forefront of investors’ minds in recent months.

While recent volatility has been unsettling, we remain confident that essential volumes, inflation-linked pricing and strong cash flows will benefit infrastructure investors over the medium and long term. Valuation multiples are now at or below historic averages, and continue to be supported by growing earnings and sustainable dividends.

There are encouraging signs that management teams are moving to address market concerns - reduced leverage, non-core asset sales, more capital discipline, a focus on improved governance and customer satisfaction. We believe that these improved fundamentals will be recognised in the coming year.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets.  As of September 2017, the index covered approximately 85% of the free float-adjusted market capitalization in each country.

Cash flow is defined as operating cash flows less maintenance capital expenditure.

Beta is a measure of volatility relative to the market.

You cannot invest directly in an index.

Diversification does not guarantee a profit or protect from loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

First State Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at April 30, 2018 (Unaudited)

1.3%
5.9%
13.4%
34.9%
44.5%
Energy
Industrials
Utilities
MLP Investments
REITS

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First State Global Listed Infrastructure Fund

Schedule of Investments
at April 30, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS: 90.75%
	Airport Services - 1.26%
252	Aena SA^	$51,944
800	Japan Airport Terminal Co., Ltd.^	32,765
		84,709
	Construction & Engineering - 1.43%
965	VINCI SA^	96,484

	Electric Utilities - 23.25%
2,902	Alliant Energy Corp.	124,641
784	American Electric Power Company, Inc.	54,864
7,502	Great Plains Energy, Inc.	245,541
6,700	Hydro One Ltd.^	106,401
2,023	NextEra Energy, Inc.	331,590
4,691	PG&E Corp.	216,255
8,500	Power Assets Holdings Ltd.^	63,247
6,303	Southern Co.	290,694
6,806	SSE plc^	129,169
		1,562,402
	Gas Utilities - 6.30%
9,400	Osaka Gas Co., Ltd.^	202,419
4,562	UGI Corp.	220,755
		423,174
	Highways & Railtracks - 18.12%
9,406	Atlantia SpA^	311,337
60,200	CCR SA^	206,555
5,521	Getlink SE^	77,912
116,000	Jiangsu Expressway Co. Ltd. - Class H^	159,050
3,700	Promotora y Operadora de Infraestructura SAB de CV^*	37,924
48,829	Transurban Group^	425,480
		1,218,258
	Marine Ports & Services - 2.11%
28,000	China Merchants Port Holdings Co. Ltd.^	62,562
90,000	COSCO SHIPPING Ports Ltd.^	79,153
		141,715
	Multi-Utilities - 13.96%
5,384	Dominion Energy, Inc.	358,359
42,131	National Grid plc^	487,457
3,779	NiSource, Inc.	92,170
		937,986
	Oil & Gas Storage & Transportation - 13.11%
8,500	Enbridge, Inc.^	257,459
2,475	Gibson Energy, Inc.^	31,941
21,933	Kinder Morgan, Inc.	346,980
5,773	TransCanada Corp.^	244,778
		881,158

First State Global Listed Infrastructure Fund

Schedule of Investments
at April 30, 2018 (Unaudited)

Shares		Value
	Railroads - 11.21%
664	Canadian Pacific Railway Ltd.^	$121,159
400	Central Japan Railway Co.^	80,154
1,926	CSX Corp.	114,385
3,200	East Japan Railway Co.^	307,418
910	Norfolk Southern Corp.	130,558
		753,674
	TOTAL COMMON STOCKS (Cost $6,352,969)	6,099,560

	MLP INVESTMENTS: 1.23%
	Oil & Gas Storage & Transportation - 1.23%
3,513	Plains All American Pipeline, LP	82,591
	TOTAL MLP INVESTMENTS (Cost $70,562)	82,591

	REITS: 5.73%
	Real Estate - 5.73%
2,391	American Tower Corp.	326,037
584	Crown Castle International Corp.	58,908
		384,945
	TOTAL REITS (Cost $374,932)	384,945

	Total Investments in Securities (Cost $6,798,463): 97.71%	6,567,096
	Other Assets in Excess of Liabilities: 2.29%	153,875
	Net Assets: 100.00%	$6,720,971

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SE	Company is a European company.
SpA	Società per Azioni is the Italian term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	46.84%
Canada	11.33%
Japan	9.27%
United Kingdom	9.18%
Australia	6.33%
Italy	4.63%
China	4.48%
Brazil	3.07%
France	2.60%
Hong Kong	0.94%
Spain	0.77%
Mexico	0.56%
100.00%

First State Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2018 (Unaudited)

ASSETS
Investments, at market value (cost $6,798,463)	$6,567,096
Cash	111,609
Foreign cash, at value (cost $37,311)	37,023
Receivables
Dividends and interest	11,077
Dividend tax reclaim	3,326
Due from Adviser (Note 4)	15,031
Prepaid expenses	15,300
Total assets	6,760,462

LIABILITIES
Payables
Administration and fund accounting fees	13,334
Audit fees	9,801
Transfer agent fees and expenses	4,758
Reports to shareholders	1,807
Trustee fees and expenses	642
Custody fees	7,620
Chief Compliance Officer fee	1,529
Total liabilities	39,491

NET ASSETS	$6,720,971

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	669,354

Net asset value, redemption price and offering price per share	$10.04

COMPONENTS OF NET ASSETS
Paid-in capital	$6,785,210
Accumulated net investment income	29,341
Accumulated net realized gain on investments and foreign currency	138,088
Net unrealized depreciation on:
Investments	(231,367)
Foreign currency	(301)
Net unrealized depreciation on investments and foreign currency	(231,668)
Total net assets	$6,720,971

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2018 (Unaudited)

NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $5,365)	$95,886
Total income	95,886

Expenses
Administration and fund accounting fees (Note 4)	41,933
Advisory fees (Note 4)	25,501
Custody fees (Note 4)	15,238
Transfer agent fees and expenses (Note 4)	14,912
Registration fees	13,853
Audit fees	9,901
Chief Compliance Officer fees (Note 4)	6,695
Trustee fees and expenses	5,983
Legal fees	4,324
Miscellaneous	2,328
Shareholder reporting	1,657
Insurance expense	757
Total expenses before reimbursement from Adviser	143,082
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(112,092)
Net expenses	30,990
Net investment income	64,896

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on transactions from:
Investments	140,959
Foreign currency	(453)
Net change in unrealized appreciation/(depreciation) on:
Investments	(469,452)
Foreign currency	(65)
Net realized and unrealized loss on investments and foreign currency	(329,011)
Net decrease in net assets resulting from operations	$(264,115)

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	February 28, 2017*
	April 30, 2018	through
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	(Unaudited)	October 31, 2017
OPERATIONS
Net investment income	$64,896	$122,623
Net realized gain/(loss) on transactions from:
Investments	140,959	241,092
Foreign currency	(453)	7,377
Net change in unrealized appreciation/(depreciation) on:
Investments	(469,452)	238,085
Foreign currency	(65)	(236)
Net increase/(decrease) in net assets resulting from operations	(264,115)	608,941

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(180,931)	-
From net realized gains	(229,113)	-
Total distributions	(410,044)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	900,000	5,500,000
Proceeds from shares issued in reinvestment of dividends	386,204	-
Cost of shares redeemed	(15)	-
Net increase in net assets resulting from capital share transactions	1,286,189	5,500,000

Total increase in net assets	612,030	6,108,941

NET ASSETS
Beginning of period	6,108,941	-

End of period	$6,720,971	$6,108,941
Accumulated net investment income	$29,341	$145,376

CHANGES IN SHARES OUTSTANDING
Shares sold	85,655	546,884
Shares issued in reinvestment of dividends	36,816	-
Shares redeemed	(1)	-
Net increase in shares outstanding	122,470	546,884

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

			For the Period
	Six Months Ended		February 28, 2017*
	April 30, 2018		through
	(Unaudited)		October 31, 2017

Net asset value, beginning of period	$11.17		$10.00

Income from investment operations:
Net investment income	0.10		0.22
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.51)		0.95
Total from investment operations	(0.41)		1.17

Less dividends and distributions:
Dividends from net investment income	(0.32)		-
Distributions from net realized gains	(0.40)		-
Total dividends and distributions	(0.72)		-

Paid-in capital from redemption fees	-		-

Net asset value, end of period	$10.04		$11.17

Total return	-3.94	%+	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$6,721		$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	4.43	%++	4.53	%++
After fee waivers and expense reimbursement	0.96	%++^	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(1.46	%)++	(0.32	%)++
After fee waivers and expense reimbursement	2.01	%++	3.22	%++
Portfolio turnover rate	25.12	%+	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
^	Effective March 22, 2018, the Adviser agreed to limit total annual operating expenses to 0.85% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2018 (Unaudited)

NOTE 1 - ORGANIZATION

The First State Global Listed Infrastructure Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2017, or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.

Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended April 30, 2018, the Fund did not collect redemption fees.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First State Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2018:

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$881,158	$-	$-	$881,158
Industrials	610,581	1,684,259	-	2,294,840
Utilities	2,041,270	882,292	-	2,923,562
Total Common Stocks	3,533,009	2,566,551	-	6,099,560
MLP Investments	82,591	-	-	82,591
REITS	384,945	-	-	384,945
Total Investments in Securities	$4,000,545	$2,566,551	$-	$6,567,096

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at April 30, 2018, the end of the reporting period.  There were no level 3 securities held in the Fund during the six months ended April 30, 2018.

The Fund had the following transfers during the period ended April 30, 2018.  One security was valued on April 30, 2018 based on the value provided by FVIS which resulted in a transfer from level 1 to level 2.  Previously this security was valued based on the last sales price.

Transfers into Level 2	$77,912
Transfers out of Level 2	-
Net transfers into/or out of Level 2	$77,912

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2018, the Adviser provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  Effective March 22, 2018, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  Prior to March 22, 2018, the Adviser was entitled to a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets.  The Adviser has delegated the day-to-day investment management of the Fund to Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the six months ended April 30, 2018, the Fund incurred $25,501 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective March 22, 2018, the Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) to 0.95% (previously 1.09%) of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended April 30, 2018, the Adviser reduced its fees and reimbursed fund expenses in the amount of $112,092.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $246,720 at April 30, 2018.  The expense limitation will remain in effect through at least February 27, 2019, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses subject to recapture of $246,720 will expire as follows:

Expiration	Amount
Feb. 2020 – Oct. 2020	$134,628
Nov. 2020 – April 2021	112,092
$246,720

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A.  Effective January 1, 2018, this same Trustee became an Independent Trustee.

For the six months ended April 30, 2018, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$41,933
Transfer Agency (excludes out-of-pocket expenses)	12,023
Custody	15,238
Chief Compliance Officer	6,695

At April 30, 2018, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$13,334
Transfer Agency (excludes out-of-pocket expenses)	3,903
Custody	7,620
Chief Compliance Officer	1,529

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended April 30, 2018, the Fund did not accrue shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,461,882 and $1,611,064, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended April 30, 2018 and the period ended October 31, 2017 was as follows:

	April 30, 2018	October 31, 2017
Ordinary Income	$180,931	$-
Long-Term Capital Gains	229,113	-

As of October 31, 2017, the Fund’s most recent fiscal period end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$5,854,193
Gross unrealized appreciation	$406,161
Gross unrealized depreciation	(175,562)
Net unrealized appreciation	230,599
Net unrealized depreciation on foreign currency	(236)
Undistributed ordinary income	379,407
Undistributed long-term capital gain	150
Total distributable earnings	379,557
Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$609,920

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects.  Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

•
Concentration Risk.  Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

•
Emerging Markets Risk.  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

•
Stapled Securities Risk.   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

First State Global Listed Infrastructure Fund

Expense Example – at April 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/17 – 4/30/18).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses.  Effective March 22, 2018, First State Investments (US) LLC, the Fund’s adviser, has agreed to limit the Fund’s total annual operating expenses to 0.95% of the Fund’s average daily net assets per the operating expenses limitation agreement.  Prior to March 22, 2018, actual net expenses were limited to 1.09% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
EXPENSE EXAMPLE
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/17	4/30/18	11/1/17 – 4/30/18

Actual	$1,000.00	$960.60	$4.67

Hypothetical	$1,000.00	$1,020.03	$4.81
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

First State Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at April 30, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First State Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First State Investments (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
Colonial First State Asset Management (Australia) Limited
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

FY-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    7/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    7/6/18

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    7/6/18

* Print the name and title of each signing officer under his or her signature